EXHIBIT 4.1
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                      SPECIMEN SHARE CERTIFICATE
                                  FOR

NUMBER                                                      SHARES
------                                                      ------

 ***                                                          ***



                   AMLI RESIDENTIAL PROPERTIES TRUST



     This Certifies That   *** SPECIMEN ***   is the owner of   ******
full paid and non-assessable


         Series D Cumulative Convertible Redeemable Preferred
        Shares of Beneficial Interest Par Value $0.01 Per Share


transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.


     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.


this ____________________ day          of _____________A.D. __________




______________________________         ______________________________
Charlotte A. Sparrow                   Allan J. Sweet
Secretary                              President



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     FOR VALUE RECEIVED, __________ hereby sell, assign and transfer unto
_________________________________________________________________________
___________________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated ____________________  __________

In presence of

__________________________  ______________________________


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT.





Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.